UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): May 10, 2022

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
SandPoint Transaction

On May 10, 2022, SilverBow Resources, Inc. (the “Company”) and its operating subsidiary, SilverBow Resources Operating, LLC (“SilverBow Operating”), closed the previously announced purchase and sale agreement dated April 13, 2022, with SandPoint Operating, LLC, a subsidiary of SandPoint Resources, LLC (collectively, "SandPoint"), thereby acquiring oil and gas assets in the Eagle Ford and Olmos formations (the "SandPoint Transaction").
The Company issued a press release regarding the closing of the SandPoint Transaction. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or as otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
99.1	SilverBow Resources, Inc. Press Release Dated May 11, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2022

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of SilverBow. This communication also includes information in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K related to a proposed transaction involving SilverBow and Sundance Energy, Inc. and certain affiliated entities (collectively, "Sundance") that is the subject of a proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) that provides full details of the proposed transaction and the attendant benefits and risk. This communication is not a substitute for the proxy statement or any other document that SilverBow may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT SILVERBOW AND THE PROPOSED TRANSACTION. Investors and shareholders are able to obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the proxy statement and other relevant documents may be obtained free of charge by accessing SilverBow’s website at www.sbow.com by clicking on the “Investors” link, or upon written request to SilverBow, 920 Memorial City Way, Suite 850, Houston, Texas 77024, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by SilverBow with the SEC, at the SEC at 1-800-SEC-0330 or on the SEC’s website.

Participants in the Solicitation
SilverBow and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the transaction under the rules of the SEC. Information regarding SilverBow’s directors and executive officers is available in its definitive proxy statement filed with the SEC on March 30, 2022 in connection with its 2022 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in SilverBow’s proxy statement and other relevant materials filed with the SEC. Investors should read the proxy statement and other relevant documents carefully before making any voting or investment decisions.

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